Q4 2016 Corporate Overview and Financial Results February 8, 2017

2 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Contents 3 4 5 7 20 21 23 24 42 Important information regarding forward-looking statements and use of non-GAAP financial measures Glossary About SVB Q4 2016 performance Regulatory environment Capital Outlook for 2017 Appendix Non-GAAP reconciliations

3 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full year 2017. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory or legal changes or their impact on us, including the impact of the Volcker Rule. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K on January 26, 2017. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non- GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Non-GAAP reconciliations” section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information. Important information

4 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Glossary The following terms are used throughout this presentation to refer to certain SVB-specific metrics: • “Core Fee” Income – fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending- related fees, in aggregate. This is a non-GAAP measure. Please see non- GAAP reconciliations at the end of this presentation for more information. • Total Client Funds – the sum of on-balance sheet deposits and off- balance sheet client investment funds.

5 Q4 2016 Corporate Overview and Financial Results February 8, 2017 30+ years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams Global reach Average balances for Q4’16 $44.9B $19.3B $84.7B A unique financial services company February 8, 2017 total client funds assets loans

6 Q4 2016 Corporate Overview and Financial Results February 8, 2017 We serve the global innovation economy Technology + Life Sciences + Healthcare 6 Accelerator Revenue <$5M Growth Revenue $5M-$75M Corp Fin Revenue >$75M Investors Private Equity Venture Capital Individuals Private Bank February 8, 2017

7 Q4 2016 Corporate Overview and Financial Results February 8, 2017 A strong quarter • Stabilizing VC environment • Healthy loan growth • Robust total client funds growth • Modest PE/VC gains following outstanding IPO-related performance in Q3 • Stable credit quality • Improved outlook for 2017 …with continued challenges • Lingering impact of VC market “recalibration” • Low interest rates (for now) • Complex regulatory environment/ increasing requirements • Competition Q4’16 takeaways February 8, 2017

8 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Q4’16 vs. Q3’16: solid results 1. The value of warrant and PE/VC-related investments is subject to potential increases or decreases in future periods, depending on market conditions and other factors. 2. Non-GAAP gains on investment securities net of non-controlling interests were $5.3M. 3. Non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. Average loans: +3.3% Period-end loans: +4.1% Non-interest income: -21.3%; Core fee income3: +5.1% Gains of $4.6M1 on warrants and $10.0M on investment securities1,2,3 Net interest income: +2.6% Net interest margin: -2 bps Average total client funds: +4.5% Average fixed income securities: -2.5% as cash deployed into loans Stable credit quality overall with net charge-offs of 44 bps (annualized) and non-performing loans of 59 bps Deposit and loan growth drove average and risk-weighted assets higher; Bank tier 1 leverage ratio of 7.67% (-7 bps) EPS: $1.89, Net Income: $99.5M

9 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Strong loan growth in Q4’16 • Year over Year, average loan balances grew 22% (quarterly) and 24% (full year) • Largest growth from Private Equity and Private Bank $15.7 $17.0 $18.2 $18.6 $19.3 $16.7 $17.7 $18.8 $19.1 $19.9 $0 $5 $10 $15 $20 $25 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Average loans Period-end loans Billions

10 Q4 2016 Corporate Overview and Financial Results February 8, 2017 A diversified loan portfolio 1. Balances as of of 12/31/2016; gross loans do not include the impact of deferred fees and costs. 2. Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports. 3. Technology and Life Science/Healthcare percentages are as a % of Total Gross Loans 4. Primarily capital call lines of credit Gross Loans: $20.0 Billion1,2 Technology and Life Science/Healthcare Only1,3 $8.7 Billion (44% of Gross Loans) Non-Early stage $0.9 (5%) Balance-sheet dependent covered by current assets; $1.8B is asset- based Cash flow dependent 1 Early Stage $1.2 (6%) Balance Sheet $2.6 (13%) Sponsored Buyout $2.2 (11%) Investor-dependent 1 Revenue: $0-$5MM Investor-dependent 2 Revenue >$5MM Other $1.8 (9%) Cash flow dependent 2 Cash flow and hybrid Software & Internet $5.6 28% Hardware $1.2 6% Life Science/ Healthcare $1.9 10% Private Equity/ Venture Capital4 $7.7 39% Wine $0.9 4% Private Bank $2.2 11% Other $0.5 2%

11 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Average total client funds up 4.5% in Q4’16 Healthy Q4 growth following flat balances in first nine months of the year due to lower market valuations, weak exit markets and client M&A activity $38.9 $39.3 $38.2 $37.9 $39.7 $43.4 $42.5 $42.9 $43.1 $45.0 $82.3 $81.7 $81.0 $81.0 $84.7 $0 $20 $40 $60 $80 $100 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 B ill io ns Average off-balance sheet client investment funds Average deposits Total average client funds

12 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Quarterly net interest income grew 10.2% year over year, driven by loan growth Millions $93.7 $296.97.58% 2.73% 2% 3% 4% 5% 6% 7% 8% $80 $120 $160 $200 $240 $280 $320 Q 1' 07 Q 2' 07 Q 3' 07 Q 4' 07 Q 1' 08 Q 2' 08 Q 3' 08 Q 4' 08 Q 1' 09 Q 2' 09 Q 3' 09 Q 4' 09 Q 1' 10 Q 2' 10 Q 3' 10 Q 4' 10 Q 1' 11 Q 2' 11 Q 3' 11 Q 4' 11 Q 1' 12 Q 2' 12 Q 3' 12 Q 4' 12 Q 1' 13 Q 2' 13 Q 3' 13 Q 4' 13 Q 1' 14 Q 2' 14 Q 3' 14 Q 4' 14 Q 1' 15 Q 2' 15 Q 3' 15 Q 4' 15 Q 1' 16 Q 2' 16 Q 3' 16 Q 4' 16 Net interest income (FTE) Net interest margin

13 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Millions Credit quality remained stable Net charge-offs decreased to $21.3M (44 bps) vs. $22.5M (48 bps) in Q3 • Allowance for Loan Losses as % of total gross loans improved to 1.13% (vs. 1.25% in Q3’16) • Continuing shift in mix of performing loan portfolio to higher-quality loans and enhancements to our methodology for determining ALLL resulted in a decrease in ALLL Provision for loan losses of $7.1M (vs. $19.0M in Q3’16) consisted primarily of the following: • $14.3M in specific reserves for net new nonaccrual loans • $6.5M for loan growth • These additions were partially offset by a $5.8M net reduction in reserves for performing loans Q4’16 Highlights Non-performing loans increased to $119M (59 bps) vs. $106.3M (55 bps) in Q3. 0.05% 0.75% 0.48% 0.44% $1.7M $28.5M $22.5M $21.3 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/average total gross loans (annualized) Net charge-offs

14 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Our credit risk profile has improved over time • Technology and Life Sciences/Healthcare lending represents 44 percent of total loans (compared to 56 percent in 2007) • The strongest growth has come from segments with the best historical credit performance: Private Equity/Venture Capital (PE/VC) and Private Bank. • Growth in these areas has reduced the risk profile of our loan portfolio. • PE/VC, Private Bank and Wine represent 54 percent of the loan portfolio (compared to 38 percent in 2007) and have experienced nominal losses over the last decade. • Majority of loan losses have historically come from early-stage (ES) portfolio, which constitutes 6 percent of total loans vs. 14 percent in 2007. 1.1% 11% 3.4% 2015 ES loss rate Peak annual ES loss rates (2009) Average ES loss rate (2008-2016) 3.8% 2016 ES loss rate due to VC market recalibration As of 12/31/16

15 Q4 2016 Corporate Overview and Financial Results February 8, 2017 $123.5 $49.5 $75.3 $104.3 $109.4 $117.7 $102.1 $111.8 $88.8 $111.2 $139.5 $109.1 $0 $50 $100 $150 $200 $250 $300 $350 GAAP Non-Interest Income Non-GAAP Non-Interest Income net of Non-Controlling Interests GAAP Non-Interest Income Non-interest income $310.2 $14.2 $80.2 $167.6 $123.5 $126.3 $108.5 $114.5 $86.1 $112.8 Q4’16 non-GAAP non-interest income* included the following components: • Combined non-GAAP investment securities and warrant gains of $9.9M reflecting the following: -- Non-GAAP net gains on investment securities, net of NCI of $5.3M (vs. $18.4M in Q3) due to distributions -- ($2.8M) related to a write down of a strategic investment -- Equity warrant gains of $4.6M (vs. $21.6M in Q3), primarily due to valuation gains -- ($2.9M) decline in value of Acacia Communications holdings, which were significant driver of Q3 gains • Core fee income of $84.6M (vs $80.5M in Q3), primarily from foreign exchange and lending-related fee income • Non-GAAP non-interest income, gains on investment securities net of non-controlling interests and “core fee” income are non-GAAP measures. Please see non- GAAP reconciliations at end of this presentation for more information. Millions $144.1 $113.5

16 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Non-interest income breakdown (Thousands) Internal F/X forwards & revaluation of F/X Nets to $927 Net Gains on warrants $4,639 F/X fwds, net $16,175 Gains on other derivatives, net $920 Gains on inv. Sec, net of NCI* $5,315 Reval of F/X instr, net ($15,248) Other, net $12,392 Core Fees* $84,648 GAAP Non-Int Inc $113,502 Non-GAAP Non-Int Inc* $109,090 GAAP Non-Interest Income $113,502 Gains on investment securities, net $9,976 Gains on derivative instruments, net $21,734 Foreign Exchange Fees $27,185 Credit Card Fees $18,979 Deposit Service Charges $13,382 Client Investment Fees $8,260 Lending Related Fees $9.612 Letters of Credit / Standby LOC Fees $7,230 Other ($2,856) Less: NCI ($4,412) Less: NCI ($4,661) G A A P N on -G A A P* • Non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

17 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Core fee income has grown * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 17 18 18 19 18 22 23 24 27 24 26 27 10 10 10 11 11 11 12 12 13 13 13 1310 10 11 10 12 14 15 16 16 15 18 19 6 6 6 8 8 8 8 9 8 8 8 10 4 3 5 4 5 5 5 6 6 6 7 7 3 4 4 4 4 5 6 6 8 8 8 8 $50.9 $50.0 $53.3 $55.3 $58.2 $66.1 $68.4 $72.7 $76.5 $74.5 $80.5 $84.6 $0 $20 $40 $60 $80 $100 Millions Foreign Exchange Deposit Service Charges Credit Cards Lending-Related Fees Letters of Credit/Standby LOC Client Investment Fees Total "Core Fee" Income

18 Q4 2016 Corporate Overview and Financial Results February 8, 2017 $17.2 $17.9 $17.9 $18.6 $17.7 $22.4 $23.0 $24.0 $27.0 $24.1 $25.9 $27.2 $10.3 $10.3 $10.9 $10.4 $12.1 $14.2 $14.5 $15.8 $15.5 $15.4 $18.3 $19.0 $0 $10 $20 $30 $40 $50 Millions Foreign Exchange Credit Cards • Foreign exchange and credit card fees drove majority of core fee income increase in 2016 • Though strong, 2016 credit card fees were impacted by lower client spending as a result of the recent VC market recalibration Core fee income1 growth drivers 2 3 2 1) Non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information. 2) FX increase in Q1’16 vs. Q4’15 was primarily driven by a reclassification of fees on forward contracts previously reflected in gains and losses on derivative instruments. 3) Credit card increase in Q3’16 was primarily due to a one-time reclassification of $1.8M in revenues previously reported in other noninterest expense related to certain merchant services client contracts.

19 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Modest VC-related gains in Q4’16 * This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information. Reflects $12.4m gain from sale of U.S. Treasury securities Reflects $10.3m unrealized warrant gains from Acacia Communications IPO Reflects $2.8m write down of a strategic investment and $2.9 million decline in value of Acacia stock between IPO and sale after lock-up

20 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Complex regulatory environment As a global, commercial bank with a holding company structure, we face a more complex regulatory landscape. We have invested for years, and continue to invest, in regulatory and compliance infrastructure – people, processes and systems. Key Areas of Regulatory Focus • Road to $50B • Enhanced Prudential Standards, including – “CCAR” – Stress testing • BSA/AML • Volcker Rule • “Basel III”* • Enterprise Risk Management * Refers to the adoption of the rules implementing the "Basel III" regulatory capital reforms and changes required by the Dodd-Frank Act

21 Q4 2016 Corporate Overview and Financial Results February 8, 2017 We are well capitalized: holdco capital ratios1 1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases. 2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2) 2014 2015 Q1’16 Q2’16 Q3’16 Q4’16 CET 1 risk-based Capital - 12.28% 12.38% 12.43% 12.75% 12.80% Tier 1 risk-based capital 12.91% 12.83% 12.86% 12.89% 13.21% 13.26% Total risk-based capital 13.92% 13.84% 13.90% 13.92% 14.22% 14.21% Tier 1 leverage 7.74% 7.63% 7.69% 8.08% 8.35% 8.34% Tangible common equity to tangible assets2 7.15% 7.16% 7.76% 8.13% 8.30% 8.15% Tangible common equity to risk-weighted assets2 12.93% 12.34% 12.82% 12.91% 13.11% 12.89%

We are well capitalized: bank capital ratios[1]

- Exceptional deposit growth has pressured Tier 1 Leverage ratio over time, although a decline in total average assets driven by tempered deposit growth in 2016 increased Tier 1 Leverage
- "Basel III" adoption in January 2015
- Down-streamed capital from holding company (from Q2'14 $435M common equity raise and Q1'15 $350M debt raise) increased bank capital ratios across the board
- $20M dividend from Bank to Holdco in Q3'16 and Q4'16

	2014	2015	Q1'16	Q2'16	Q3'16	Q4'16
CET 1 risk-based Capital	-	12.52%	12.57%	12.57%	12.77%	12.65%
Tier 1 risk-based capital	11.09%	12.52%	12.57%	12.57%	12.77%	12.65%
Total risk-based capital	12.12%	13.60%	13.66%	13.65%	13.83%	13.66%
Tier 1 leverage	6.64%	7.09%	7.19%	7.56%	7.74%	7.67%
Tangible common equity to tangible assets[2]	6.38%	6.95%	7.55%	7.90%	7.98%	7.77%
Tangible common equity to risk-weighted assets[2]	11.19%	12.59%	13.03%	13.07%	13.14%	12.75%

1. All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

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Q4 2016 Corporate Overview and Financial Results February 8, 2017
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23 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Business Driver 2017 Full Year Outlook vs. 2017 Full Year Results 1 Change since 10/20/16 (preliminary outlook) Average loans Increase at a percentage rate in the high teens No change Average deposits Increase at a percentage rate in the mid- to high single digits No change Net interest income1 Increase at a percentage rate in the low teens Increased from “low double digits” Net interest margin1 Between 2.80% and 3.00% No preliminary outlook provided Allowance for loan losses for total gross performing loans as a % of total gross performing loans Comparable to 2016 levels No preliminary outlook provided Net loan charge-offs Between 0.30%-0.50% of avg. total gross loans No change Non-performing loans/total gross loans Between 0.50% and 0.70% of total gross loans No preliminary outlook provided Core fee income 2 Increase at a percentage rate in the high teens Improved from “mid- to high teens” Non-interest expense (excluding expenses related to non-controlling interests)3,4 Increase at a percentage rate in the high single digits No change 2017 full-year outlook (as of 1/26/17) 1) Our outlook for net interest income and net interest margin is based primarily on management's current forecast of average deposit and loan balances and deployment of surplus cash into investment securities. Such forecasts are subject to change, and actual results may differ, based on market conditions, actual prepayment rates and other factors described under the section "Forward-Looking Statements" in our earnings release. 2) Core fee income is a non-GAAP measure, which represents noninterest income, but excludes certain line items where performance is typically subject to market or other conditions beyond our control. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP core fee income to GAAP noninterest income for fiscal 2017 is included in this document, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" on page 3 of this presentation for further information regarding the calculation and limitations of this measure. 3) Noninterest expense (excluding expenses related to non-controlling interests) is a non-GAAP measure, which represents non-interest expense, but excludes expenses attributable to non-controlling interests. As we are unable to quantify such line items that would be required to be included in the comparable GAAP financial measure for the future period presented without unreasonable efforts, no reconciliation for the outlook of non-GAAP noninterest expense (excluding expenses related to non-controlling interests) to GAAP noninterest expense for fiscal 2017 is included in this presentation, as we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. See "Use of Non-GAAP Financial Measures" on page 3 of this presentation for further information regarding the calculation and limitations of this measure. 4) Our outlook for noninterest expense is partly based on management's current forecast of performance-based incentive compensation expenses. Such forecasts are subject to change, and actual results may differ, based on our performance relative to our internal performance targets.

24 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Appendix

25 Q4 2016 Corporate Overview and Financial Results February 8, 2017 26 29 31 32 37 38 39 41 42 About SVB Financial Highlights ROE Balance Sheet Interest Rate Sensitivity Credit Quality Investment Securities and Warrants Efficiency Ratio Non-GAAP reconciliations Appendix Contents

26 Q4 2016 Corporate Overview and Financial Results February 8, 2017 At the Center of the Innovation Economy for Over 30 Years Silicon Valley Bank Global commercial banking for innovators, enterprises and investors SVB Private Bank Private banking SVB Asset Management Investment strategies and solutions to help companies preserve and grow capital SVB Capital Private venture investing expertise, oversight and management SVB Analytics Strategic advisory *, research and valuation services SVB Wealth Advisory Private wealth management • Services offered through SVB Securities

27 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Serving innovation around the world $1.5B (+32.7%) international loans* $7.0B (-5.3%) international deposits* 38% Increase in international clients *Average loan and deposit balances for Q4’16 (Growth rates for Q4’16 compared to Q4’15)

28 Q4 2016 Corporate Overview and Financial Results February 8, 2017 • Average tenure of 10 years at SVB • Diverse experience and skill sets to help direct our growth A strong, seasoned management team Greg Becker PRESIDENT & CEO SILICON VALLEY BANK & SVB FINANCIAL GROUP 23 years at SVB Phil Cox HEAD OF EMEA AND PRESIDENT OF THE UK BRANCH 7 years at SVB Mike Dreyer CHIEF OPERATIONS OFFICER 1 year at SVB Marc Cadieux CHIEF CREDIT OFFICER 24 years at SVB Mike Descheneaux CHIEF FINANCIAL OFFICER* 10 years at SVB Chris Edmonds-Waters HEAD OF HUMAN RESOURCES 13 years at SVB John China HEAD OF TECHNOLOGY BANKING 20 years at SVB Michelle Draper CHIEF MARKETING OFFICER 3 years at SVB Laura Izurieta CHIEF RISK OFFICER Recently joined Michael Zuckert GENERAL COUNSEL 2 years at SVB Bruce Wallace CHIEF DIGITAL OFFICER 8 years at SVB Roger Leone CHIEF INFORMATION OFFICER 1 year at SVB * On January 26, 2017, SVB announced it plans to promote Mike Descheneaux to President of Silicon Valley Bank once a new Chief Financial Officer is hired.

Quarterly highlights

	Q4'15	Q1'16	Q2'16	Q3'16	Q4'16
Diluted earnings per share	$1.68	$1.52	$1.78	$2.12	$1.89
Net income available to common stockholders	$87.5M	$79.2M	$93.0M	$111.1M	$99.5M
Average loans *Change*	$15.7B *5.6%*	$17.0B *8.0%*	$18.2B *7.0%*	$18.6B *2.5%*	$19.3B *3.3%*
Average deposits *Change*	$38.9B *4.1%*	$39.3B *1.0%*	$38.2B *-2.8%*	$37.9B *-0.7%*	$39.7B *4.7%*
Average off-balance sheet client investment funds *Change*	$43.4B *3.5%*	$42.5B *-2.2%*	$42.9B *1.0%*	$43.1B *0.5%*	$45.0B *4.3%*
Average fixed income securities	$23.5B	$23.4B	$21.8B	$20.7B	$20.2B
Net interest margin	2.54%	2.67%	2.73%	2.75%	2.73%
Net interest income	$269.1M	$281.4M	$283.3M	$289.2M	$296.6M
GAAP non-interest income	$114.5M	$86.1M	$112.8M	$144.1M	$113.5M
Non-GAAP non-interest income, net of non-controlling interests *	$111.8M	$88.8M	$111.2M	$139.5M	$109.1M
Net charge-offs / Average total gross loans (annualized)	0.28%	0.49%	0.43%	0.48%	0.44%
Non-interest expense	$208.6M	$204.0M	$200.4M	$221.8M	$244.6M
Return on average SVBFG stockholders' equity (annualized)	10.74%	9.58%	10.83%	12.32%	10.77%
Return on average assets (annualized)	0.80%	0.72%	0.86%	1.02%	0.88%

- Non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.

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Annual highlights

	2012	2013	2014	2015	2016
Diluted earnings per share	$3.91 [1]	$4.67 [2]	$5.31 [3]	$6.62	$7.31
Net income available to common stockholders	$175.1M [1]	$214.5M [2]	$263.9M [3]	$343.9M	$382.7M
Average loans *Change*	$7.6B *30.0%*	$9.4B *23.7%*	$11.5B *23.0%*	$14.8B *28.3%*	$18.3B *23.8%*
Average deposits *Change*	$17.9B *15.0%*	$19.6B *9.5%*	$28.3B *44.4%*	$36.3B *28.2%*	$38.8B *6.8%*
Average off-balance sheet client investment funds *Change*	$20.2B *14.0%*	$24.2B 19.8%	$30.0B 24.0%	$39.2B 30.6%	$43.4B 10.5%
Average fixed-income securities [4]	$10.7B	$10.6B	$16.6B	$22.3B	$21.5B
Net interest margin	3.19%	3.29%	2.81%	2.57%	2.72%
Net interest income	$617.9M	$697.3M	$856.6M	$1,006.4M	$1,150.5M
GAAP non-interest income	$335.5M	$673.2M	$572.2M	$472.8M	$456.6M
Non-GAAP non-interest income, net of non-controlling interests[5]	$240.4M	$330.3M	$352.5M	$441.1M	$448.5M
Net charge-offs / Average total gross loans (annualized)	0.31%	0.33%	0.32%	0.31%	0.46%
Non-interest expense	$546.0M	$615.2M [2]	$707.2M [2]	$778.0M	$870.8M
Return on average SVBFG stockholders' equity (annualized)	10.09% [1]	11.13%	10.46% [3]	11.18%	10.90%
Return on average assets (annualized)	0.82%[1]	0.92%	0.80% [3]	0.84%	0.87%

1. Includes gains of $0.12/share or $5.5M (net of tax) from sales of AFS securities and certain assets related to our equity management services business.
2. Prior period amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).
3. Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India
4. Includes available-for-sale and held-to-maturity securities held on the balance sheet
5. Non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information svb
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31 Q4 2016 Corporate Overview and Financial Results February 8, 2017 ROAE has been impacted by pressure on asset yields due to low interest rates and deposit growth, as well as continued investment in our growth and expansion. Strong return on average equity vs. peers* * “Peers” refers to peer group as reported in our 2016 Proxy Statement, with adjustments to reflect recent acquisitions of several peers since the Proxy date. Peer ROAE data is from SNL Financial and reflects the most recent available data. 2

32 Q4 2016 Corporate Overview and Financial Results February 8, 2017 A highly liquid balance sheet (12/31/16) Period-end assets $44.7B Period-end liabilities $40.9B * Non-marketable securities net of non-controlling interests were $500M. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. Non-marketable securities (VC Investments) 1% $0.6B* Net loans 44% $19.7B AFS securities (primarily agencies) 28% $12.6B Held-to- maturity securities 19% $8.4B Cash 6% $2.6B Other 2% $0.8B Borrowings 3% $1.3B Interest- bearing deposits 17% $7.0B Non-interest- bearing deposits 78% $32.0B Other 2% $0.6B

33 Q4 2016 Corporate Overview and Financial Results February 8, 2017 2016 balance sheet growth impacted by VC “recalibration” Investment portfolio = 47% of Total Assets at 12/31/16 Non-Interest-Bearing Deposits = 82% of Total Deposits at 12/31/16 Billions (period end) Billions (period end) $22.8 $26.4 $39.3 $44.7 $44.7 $0 $15 $30 $45 2012 2013 2014 2015 2016 Other assets Net loans Allowance for loan losses Non-marketable securities Held-to-maturity securities Available-for-sale securities $20.2 $23.3 $35.3 $41.4 $40.9 $0 $15 $30 $45 2012 2013 2014 2015 2016 Other liabilities Borrowings Interest bearing deposits Noninterest-bearing deposits

34 Q4 2016 Corporate Overview and Financial Results February 8, 2017 A high quality investment portfolio A highly liquid portfolio with a duration of 2.5 years Available-for-Sale Securities Held-to-Maturity Securities* Investment portfolio represents 47% of total assets Billions Billions U.S. Treasuries make up 42% of investment portfolio Municipal bonds and notes Non-agency mortgage-backed securities U.S. agency debentures Equity Securities Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate U.S. Treasury Securities Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued residential mortgage-backed securities * In June 2014, certain Available-for-Sale (AFS) securities were re-designated as Held-to-Maturity securities. Prior to June 2014, our investment securities portfolio comprised only AFS securities. (As of 12/31/16) 2.9 3.4 0.3 1.2 0.6 $0.0 $0.0 $7.4 $8.8 $8.4 $0 $2 $4 $6 $8 $10 2012 2013 2014 2015 2016

35 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Robust Client Liquidity Long-term Growth Drivers • Significant client funding and exit activity • Healthy increases in early-stage and private equity client counts 2016 market dynamics resulted in slower client fund flows • Slower early-stage funding • Lack of VC-backed exits • M&A activity by our clients • Acquisitions of our clients

36 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Strong loan growth Recent growth driven by Private Equity, Private Bank and Global $3.5 $4.6 $4.7 $4.4 $5.8 $7.6 $9.4 $11.5 $14.8 $18.3 $4.2 $5.5 $4.5 $5.5 $7.0 $8.9 $10.9 $14.4 $16.7 $19.9 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 B ill io ns Average loans Period-end loans

37 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Changes in Fed Funds Rate (basis points) Changes in Net Interest Income (tax effected) Incremental EPS Effect Incremental ROE Effect Net Interest Margin Effect +100 +$112M +$2.13 +2.33% +0.43% +200 +$226M +$4.28 +4.55% +0.87% +300 +$339M +$6.44 +6.64% +1.30% We expect each 25 bps increase in short-term rates to contribute approximately $28 million to Net Income* We expect rising rates to benefit us significantly * As reported in our sensitivity analysis included in our most recent Form 10-K and Form 10-Q reports pursuant to applicable SEC requirements; these estimates are reported on a post-tax basis and are based on a static balance sheet and assumptions as of December 31, 2016. Actual results may differ.

38 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Millions Financial Crisis: 5 problem loans drove short-lived spike in NPLs History of strong credit quality NPLs from Q2’15 through Q4’16 were elevated but manageable; NPLs during this period were primarily due to four Sponsored Buyout Loans (two of which have been resolved), one Corporate Finance loan, and certain early stage loans affected by the VC market recalibration of 2016. Financial Crisis: 5 problem loans drove short-lived spike in NCOs Five loans from two “underserved niche” segments to which we no longer lend drove increase in NCOs $18.4 $7.6 $87.2 $123.4 $119.0 1.07% 0.18% 1.57% 0.73% 0.59% $0 $40 $80 $120 $160 $200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Non-performing loans Non-performing loans as % total gross loans

39 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Investment securities and warrant gains * This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information. $37.4 $(22.1) $(1.1) $16.6 $19.1 $15.9 $12.7 $9.6 $(2.0) $21.6 $18.4 $5.3 $25.4 $12.3 $13.0 $20.2 $20.3 $23.6 $10.7 $16.4 $6.6 $5.1 $21.6 $4.6 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 M illi on s Net equity warrant gains Non-GAAP net gains (losses) on investment securities net of non- controlling interests*

40 Q4 2016 Corporate Overview and Financial Results February 8, 2017 ($3) $8 $3 $3 $22 $23 $11 $7 $37 $19 $46 $71 $71 $38 ($13) ($1) ($2) ($7) ($10) ($16) ($58) ($23) ($1) ($21) ($26) ($30) ($12) ($45) -$60 -$40 -$20 $0 $20 $40 $60 $80 $100 $120 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 M ill io ns Net Gains on Equity Warrants Net of Early-Stage Loan Losses 2002 through 2016 Cumulative net gains (warrants minus ES NCOs) Net gains (losses) on warrants Early-stage net charge-offs Net warrant gains have exceeded early-stage loan losses over time $94M

41 Q4 2016 Corporate Overview and Financial Results February 8, 2017 1. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. 2. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests 1,2 1,2 Efficiency ratio has trended down over time

42 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Non-GAAP Reconciliations

Non-GAAP reconciliation

"Core fee"[1] income

Non-GAAP core fee income (dollars in thousands)	Quarter ended Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015[2]	Jun 30, 2015
GAAP noninterest income	$ 310,225	$ 14,210	$ 80,167	$ 167,637	$ 123,524	$ 126,287
Less: gains (losses) on investment securities, net	223,912	(57,320)	5,644	94,787	33,263	24,975
Less: gains on derivative instruments, net	24,167	12,775	26,538	33,365	39,729	16,317
Less: other noninterest income (loss)	11,200	8,762	(5,361)	(15,861)	(7,678)	18,916
Non-GAAP core fee income	$ 50,946	$ 49,993	$ 53,346	$ 55,346	$ 58,210	$ 66,079

Non-GAAP core fee income (dollars in thousands)	Quarter ended Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016
GAAP noninterest income	$ 108,477	$ 114,506	$ 86,134	$ 112,776	$ 144,140	$ 113,502
Less: gains (losses) on investment securities, net	18,768	12,439	(4,684)	23,270	23,178	9,976
Less: gains (losses) on derivative instruments, net	10,244	17,515	(1,695)	8,798	19,744	21,734
Less: other noninterest income (loss)	11,077	11,847	15,971	6,254	20,692	(2,856)
Non-GAAP core fee income	$ 68,388	$ 72,705	$ 76,542	$ 74,454	$ 80,526	$ 84,648

1) "Non-GAAP measure. See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) March 31, 2015 amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02). Amounts prior to March 31, 2015 have not been revised.

svb Q4 2016 Corporate Overview and Financial Results February 8, 2017 43

44 Q4 2016 Corporate Overview and Financial Results February 8, 2017 * See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Non-marketable securities Non-GAAP reconciliation* Non-GAAP non-marketable securities, net of non-controlling interests (dollars in thousands) Dec 31, 2016 GAAP non-marketable securities 622,552$ Less: amounts attributable to non-controlling interests 122,415 Non-GAAP non-marketable securities, net of non-controlling interests 500,137$ Composition of non-GAAP non-marketable securities, net of non-controlling interests Dec 31, 2016 Non-marketable securities (fair value accounting): Venture capital and private equity fund investments 40,464 Other venture capital investments 218 Other securities (fair value accounting) 138 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 64,030 Debt funds 17,020 China Joint Venture Investment 75,296 Other investments 48,218 Non-marketable securities (cost method accounting): Venture capital and private equity fund investments 114,606 Other investments 27,700 Investments in qualified affordable housing projects 112,447 Total non-marketable and other securities 500,137$

Non-GAAP reconciliation[1]

Net gains (losses) on investment securities

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015
GAAP net gains (losses) on investment securities	$ 223,912	$ (57,320)	$ 5,644	$ 94,787	$ 33,263	$ 24,975
Less: income (losses) attributable to non-controlling interests, including carried interest	186,552	(35,240)	6,757	78,225	14,171	9,036
Non-GAAP net gains (losses) on investment securities, net of non-controlling interests	$ 37,360	$ (22,080)	$ (1,113)	$ 16,562	$ 19,092	$ 15,939

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016
GAAP net gains (losses) on investment securities	$ 18,768	$ 12,439	$ (4,684)	$ 23,270	$ 23,178	$ 9,976
Less: income (losses) attributable to non-controlling interests, including carried interest	6,102	2,803	(2,716)	1,622	4,745	4,661
Non-GAAP net gains (losses) on investment securities, net of non-controlling interests	$ 12,666	$ 9,636	$ (1,968)	$ 21,648	$ 18,433	$ 5,315

1) See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

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46 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31, Quarter ended Mar 31, Jun 30, Sep 30, Dec 31, 2014 2 2015 2016 2016 2016 2016 GAAP SVBFG stockholders’ equity $ 2,813,072 $ 3,198,134 $ 3,381,044 $ 3,505,578 $ 3,593,051 $ 3,642,554 Less: Intangible assets - - - - - - Tangible common equity (TCE) $ 2,813,072 $ 3,198,134 $ 3,381,044 $ 3,505,578 $ 3, 593,051 $ 3, 642,554 GAAP Total assets $ 39,337,869 $ 44,686,703 $ 43,573,902 $ 43,132,654 $ 43,274,037 $ 44,683,660 Less: Intangible assets - - - - - - Tangible assets (TA) $ 39,337,869 $ 44,686,703 $ 43,573,902 $ 43,132,654 $ 43,274,037 $ 44,683,660 Risk-weighted assets (RWA) $ 21,755,091 $ 25,919,594 $ 26,382,154 $ 27,145,857 $ 27,407,756 $ 28,248,750 Tangible common equity to tangible assets 7.15% 7.16% 7.76% 8.13% 8.30% 8.15% Tangible common equity to risk-weighted assets 12.93% 12.34% 12.82% 12.91% 13.11% 12.89% Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) Year ended December 31, Quarter ended Mar 31, Jun 30, Sep 30, Dec 31, 2014 2 2015 2016 2016 2016 2016 Tangible common equity (TCE) $ 2,399,411 $ 3,059,045 $ 3,246,536 $ 3,359,097 $ 3,405,028 $ 3,423,427 Tangible assets (TA) $ 37,607,973 $ 44,045,967 $ 42,990,146 $ 42,522,293 $ 42,651,702 $ 44,059,340 Risk-weighted assets (RWA) $ 21,450,480 $ 24,301,043 $ 24,922,140 $ 25,691,978 $ 25,909,301 $ 26,856,850 Tangible common equity to tangible assets 6.38% 6.95% 7.55% 7.90% 7.98% 7.77% Tangible common equity to risk-weighted assets 11.19% 12.59% 13.03% 13.07% 13.14% 12.75% 1) See “use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. 2) Amounts, except risk-weighted assets, have been revised to reflect the application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01). Capital ratios Consolidated (Holdco) TCE/TA and TCE/RWA Bank only TCE/TA and TCE/RWA Non-GAAP reconciliation1

Non-GAAP reconciliation[1]

Non-interest income

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015[2]	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016
	Quarter ended											
GAAP non-interest income	$ 310,225	$ 14,210	$ 80,167	$ 167,637	$ 123,524	$ 126,287	$ 108,477	$ 114,506	$ 86,134	$ 112,776	$ 144,140	$ 113,502
Less: income (losses) attributable to non-controlling interests, including carried interests	186,718	(35,325)	4,911	77,320	14,164	8,556	6,343	2,673	(2,671)	1,619	4,679	4,412
Non-GAAP non-interest income, net of non-controlling interests	123,507	49,535	75,256	90,317	109,360	117,731	102,134	111,833	88,805	111,157	139,461	109,090
Less: net (losses) on SVBIF Sale Transaction	-	-	-	(13,934)	-	-	-	-	-	-	-	-
Non-GAAP non-interest income, net of non-controlling interests and excluding net losses on SVBIF Sale Transaction	$ 123,507	$ 49,535	$ 75,256	$ 104,251	$ 109,360	$ 117,731	$ 102,134	$ 111,833	$ 88,805	$ 111,157	$ 139,461	$ 109,090

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended December 31,				
	2012	2013	2014	2015	2016
GAAP noninterest income	$ 335,546	$ 673,206	$ 572,239	$ 472,794	$ 456,552
Less: income (losses) attributable to non-controlling interests, including carried interest	85,940	342,904	233,624	31,736	8,039
Non-GAAP noninterest income, net of non-controlling interests	249,606	330,302	338,615	441,058	448,513
Less: gains on sales of certain available-for-sale securities	4,955	-	-	-	-
Less: net gains on the sale of certain assets related to our equity management services business	4,243	-	-	-	-
Less: net (losses) on the SVBIF sale transaction	-	-	(13,934)	-	-
Non-GAAP noninterest income, net of non-controlling interests and excluding one time adjustments	$ 240,408	$ 330,302	$ 352,549	$ 441,058	$ 448,513

1) See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to our investments in VC- and PE-related funds (ASU 2015 – 02 Deconsolidation).

svb Q4 2016 Corporate Overview and Financial Results February 8, 2017 47

Non-GAAP reconciliation[1]

Non-GAAP operating efficiency ratio, net of non-controlling interests

(Dollars in thousands, except ratios)	2012	2013 [2]	2014 [2]	2015	2016
	Year ended December 31,				
GAAP noninterest expense	$ 545,998	$ 615,244	$ 707,180	$ 778,016	$ 870,779
Less: amounts attributable to noncontrolling interests	11,336	12,714	18,867	828	524
Non-GAAP noninterest expense, net of noncontrolling interests	$ 534,662	$ 602,530	$ 688,313	$ 777,188	$ 870,255
GAAP net interest income	$ 617,864	$ 697,344	$ 856,595	$ 1,006,425	$ 1,150,523
Adjustments for taxable equivalent basis	1,919	1,724	1,689	1,564	1,203
Non-GAAP taxable equivalent net interest income	619,783	699,068	858,284	1,007,989	1,151,726
Less: income attributable to noncontrolling interests	106	76	33	8	66
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 619,677	$ 698,992	$ 858,251	$ 1,007,981	$ 1,151,660
GAAP noninterest income	335,546	673,206	572,239	472,794	456,552
Non-GAAP noninterest income, net of noncontrolling interests	240,408	330,302	352,549	441,058	448,513
GAAP total revenue	$ 953,410	$ 1,370,550	$ 1,428,834	$ 1,479,219	$ 1,607,075
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 860,085	$ 1,029,294	$ 1,210,800	$ 1,449,039	$ 1,600,173
GAAP operating efficiency ratio	57.27%	44.89%	49.49%	52.60%	54.18%
Non-GAAP operating efficiency ratio	62.16%	58.54%	56.85%	53.63%	54.39%

1) See "use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts have been revised to reflect the retrospective application of new accounting guidance adopted in the first quarter of 2015 related to our investments in qualified affordable housing projects (ASU 2014-01).

svb Q4 2016 Corporate Overview and Financial Results February 8, 2017

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49 Q4 2016 Corporate Overview and Financial Results February 8, 2017 Find SVB on LinkedIn, Facebook and Twitter Meghan O’Leary Head of Investor Relations 3005 Tasman Drive Santa Clara, CA 95054 T 408 654 6364 M 650 255 9934 moleary@svb.com